LOOMIS SAYLES INTERNATIONAL BOND FUND

Supplement dated June 29, 2012 to the Loomis Sayles International Bond Fund’s Statutory Prospectus dated February 1, 2012, as may be revised or supplemented from time to time.

Effective July 1, 2012, the following sentence is added to the end of the second paragraph in the sub-section “NGAM Advisors” in the sub-section “Adviser” within the section “Meet the Funds’ Investment Adviser”:

Effective July 1, 2012 through January 31, 2013, Loomis Sayles has given a binding contractual undertaking to the Loomis Sayles International Bond Fund to limit the amount of the Fund’s total annual fund operating expenses (with some exceptions) to 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, C and Y shares, respectively.

Loomis Sayles International Bond Fund

Supplement dated June 29, 2012 to the Natixis Funds Statement of Additional Information (the “SAI”) dated February 1, 2012, as may be revised or supplemented from time to time.

Effective July 1, 2012, Loomis, Sayles & Company, L.P. has given a binding undertaking to the Loomis Sayles International Bond Fund (the “International Bond Fund”) to limit the amount of total annual fund operating expenses, exclusive of acquired fund fees and expenses, brokerage, interest, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, for Class A, Class C and Class Y shares of the Fund to 1.05% , 1.80% and 0.80%, respectively, of the Fund’s daily net assets. Accordingly, the table describing the expense limits in the sub-section “Advisory Fees” within the section “Fund Charges and Expenses” is amended for the International Bond Fund as follows:

Fund	Expense Limit	Date of Undertaking
International Bond Fund		July 1, 2012
Class A	1.05%
Class C	1.80%
Class Y	0.80%